                                 DATED JUNE 29, 1999




                        MILTON PARK INVESTMENTS LIMITED (1)

                           ADAPTIVE BROADBAND LIMITED (2)

                         ADAPTIVE BROADBAND CORPORATION (3)




-------------------------------------------------------------------------------

                      COUNTERPART/
                                     L E A S E

                                        -OF-

                                FIRST FLOOR BLOCK C
                     THE WESTBROOK CENTRE MILTON ROAD CAMBRIDGE

-------------------------------------------------------------------------------







                                      MANCHES
                                   ALDWYCH HOUSE
                                     81 ALDWYCH
                                  LONDON WC2B 4RP

                                 TEL: 0171 404 4433

                                REF: PDS/14392/0076

                                  DATE: 17/06/1999

 PARTICULARS


 DATED JUNE 29, 1999


 HEADLEASE/UNDERLEASE                   This Lease is a head lease and is a new
                                        Lease under the Landlord and Tenant
                                        (Covenants) Act 1995


 PARTIES



 Landlord                               MILTON PARK INVESTMENTS LIMITED

                                        Registered office: Neil House Twining
                                        Road Trafford Park Manchester M17 1TE
                                        (Company registration number 01772741)

 Tenant                                 ADAPTIVE BROADBAND LIMITED

                                        Registered office: 47 Castle Street
                                        Reading RG1 7SR

                                        (Company registration number 03552746)

 GUARANTOR                              ADAPTIVE BROADBAND CORPORATION a
                                        company registered in the State of
                                        California USA

                                        Registered office: 1143 Borregas Avenue
                                        Sunnygrade CA 94089 USA

                                        (Company registration number        )

 PROPERTY AND CENTRE

 Property All the property known as the First Floor Block C of the Centre shown for identification edged red on the plan numbered '1' annexed and any alterations or additions to it together with all fixtures and fittings in the nature of Landlord's fixtures and fittings and plant and machinery and other service installations which are now or may in the future be affixed to or on the Property

 Centre All the land and buildings known as the Westbrook Centre Milton Road Cambridge shown for identification edged blue on the plan numbered '2' annexed and registered at H M Land Registry under title number CB59294


 CONTRACTUAL TERM                       From and including the date hereof
                                        until the 23rd day of June 1999 and
                                        thereafter TEN YEARS from and including
                                        the 24th day of June 1999

 RENT
 Amount From and including the date hereof the sum of ONE HUNDRED AND SEVENTY-EIGHT THOUSAND THREE HUNDRED AND FORTY POUNDS (L178,340) per annum exclusive

                                        From and including 29th September 1999
                                        TWO HUNDRED AND THIRTY SIX THOUSAND
                                        POUNDS (L236,000) per annum exclusive

 Rent Commencement Date                 the 29th day of June 1999

 First Rent Payment Date                the 29th day of June 1999

 PERMITTED USE                          offices within Class B1 of the Schedule
                                        to the Town and Country Planning (Use
                                        Classes) Order 1987 as originally
                                        enacted as the Landlord approves (such
                                        approval not to be unreasonably
                                        withheld or delayed) but EXCLUDING any
                                        or all of the following uses:

                                        (a)   Industrial use of any kind except
                                              for research and development
                                              purposes

                                        (b)   Use by any Government Department
                                              in connection with the provision
                                              of services to or regular access
                                              of the public (as distinct from
                                              using the Property for the
                                              purposes of administration and
                                              purposes ancillary thereto)

 RENT REVIEW DATE                       The 29th day of September 2004

 BASIC SERVICE CHARGE                   Every fifth anniversary of the term
                                        commencement date

 Amount                                 THIRTY TWO THOUSAND ONE HUNDRED AND
                                        TWENTY POUNDS (L32,120)

 Service Charge Year End Date           31st December

 PERMITTED PART                         Any part of the Property which is
                                        capable (having regard to its location
                                        and extent and to the rights intended
                                        to be appurtenant thereto) or providing
                                        self contained accommodation and which
                                        the Landlord has first approved such
                                        approval not to be unreasonably
                                        withheld or delayed  PROVIDED THAT at
                                        no time shall there be more than two
                                        sublettings of Permitted Parts

                                        INDEX

1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..1

2.   INTERPRETATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..6

     2.1.   RIGHTS OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . . ..6
     2.2.   ACT OR DEFAULT OF THE TENANT . . . . . . . . . . . . . . . . . . ..6
     2.3.   APPROVAL OF ANY SUPERIOR LANDLORD AND MORTGAGEE. . . . . . . . . ..6
     2.4.   CONSENT AND APPROVAL OF THE LANDLORD . . . . . . . . . . . . . . ..7
     2.5.   ENGLISH LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . ..7
     2.6.   GENDER AND NUMBER. . . . . . . . . . . . . . . . . . . . . . . . ..7
     2.7.   GENERAL AND PARTICULAR WORDS . . . . . . . . . . . . . . . . . . ..7
     2.8.   HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..7
     2.9.   JOINT AND SEPARATE OBLIGATIONS . . . . . . . . . . . . . . . . . ..7
     2.10.  LANDLORD'S LIABILITY . . . . . . . . . . . . . . . . . . . . . . ..7
     2.11.  LAST YEAR AND END OF THE TENANCY . . . . . . . . . . . . . . . . ..7
     2.12.  PERPETUITY PERIOD. . . . . . . . . . . . . . . . . . . . . . . . ..7
     2.13.  PERSON AND PARTY . . . . . . . . . . . . . . . . . . . . . . . . ..8
     2.14.  RIGHTS AND OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . ..8
     2.15.  STATUTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..8
     2.16.  SUPERIOR LANDLORD. . . . . . . . . . . . . . . . . . . . . . . . ..8
     2.17.  TENANT NOT TO ALLOW ACT. . . . . . . . . . . . . . . . . . . . . ..9

3.   LETTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..9

     3.1.   LETTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..9
     3.2.   RIGHTS SUBJECTIONS AND RESERVATIONS. . . . . . . . . . . . . . . ..9

4.   TENANT'S RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..9

     4.1.   CONDUCTING MEDIA AND COMMON PARTS. . . . . . . . . . . . . . . . ..9
     4.2.   ENTRY FOR REPAIR . . . . . . . . . . . . . . . . . . . . . . . . .10
     4.3.   SUPPORT AND PROTECTION . . . . . . . . . . . . . . . . . . . . . .10
     4.4.   NAMEBOARD. . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     4.5.   CAR PARKING. . . . . . . . . . . . . . . . . . . . . . . . . . . .10

5.   SUBJECTIONS AND LANDLORD'S RIGHTS . . . . . . . . . . . . . . . . . . . .10

     5.1.   ENTRY BY LANDLORD. . . . . . . . . . . . . . . . . . . . . . . . .11
     5.2.   LETTING BOARD ETC. . . . . . . . . . . . . . . . . . . . . . . . .12
     5.3.   GOODS LEFT ON THE PROPERTY . . . . . . . . . . . . . . . . . . . .12
     5.4.   CONDUCTING MEDIA . . . . . . . . . . . . . . . . . . . . . . . . .12
     5.5.   LIGHT AND SUPPORT ETC. . . . . . . . . . . . . . . . . . . . . . .12
     5.6.   LANDLORD'S RIGHT TO CARRY OUT WORKS ON OTHER PREMISES. . . . . . .12
     5.7.   VARIATION OF IMPLIED RIGHTS. . . . . . . . . . . . . . . . . . . .13
     5.8.   FIRE ESCAPE. . . . . . . . . . . . . . . . . . . . . . . . . . . .13

6.   TENANT'S COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .13

     6.1.   RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     6.2.   OUTGOINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     6.3.   INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     6.4.   REPAIR AND DECORATION. . . . . . . . . . . . . . . . . . . . . . .14
     6.5.   MAINTENANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     6.6.   REPAIR ON NOTICE . . . . . . . . . . . . . . . . . . . . . . . . .16
     6.7.   COMPLIANCE WITH STATUTORY REQUIREMENTS ETC . . . . . . . . . . . .16
     6.8.   RESTRICTIONS ON DEALINGS . . . . . . . . . . . . . . . . . . . . .17
     6.9.   REGISTRATION OF ASSIGNMENTS ETC. . . . . . . . . . . . . . . . . .20
     6.10.  INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     6.11.  ALTERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     6.12.  SIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
     6.13.  COST OF REMOVAL BY LANDLORD OF UNAUTHORISED SIGNS ETC. . . . . . .21
     6.14.  SERVICE INSTALLATIONS. . . . . . . . . . . . . . . . . . . . . . .21
     6.15.  NUISANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

     6.16.  USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     6.17.  OVERLOADING. . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     6.18.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
     6.19.  PLANNING . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
     6.20.  ENCROACHMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .23
     6.21.  DEFECTIVE PREMISES . . . . . . . . . . . . . . . . . . . . . . . .23
     6.22.  LANDLORD'S RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . .24
     6.23.  LANDLORD'S COSTS . . . . . . . . . . . . . . . . . . . . . . . . .24
     6.24.  INDEMNITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     6.25.  YIELD UP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     6.26.  VAT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     6.27.  COMMON PARTS AND RETAINED PARTS. . . . . . . . . . . . . . . . . .25
     6.28.  REGULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     6.29.  SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

7.   LANDLORD'S COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . .26

     7.1.   QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . .26
     7.2.   PROVISION OF SERVICES. . . . . . . . . . . . . . . . . . . . . . .26
     7.3.   REPAIR OF MAIN STRUCTURE ETC . . . . . . . . . . . . . . . . . . .27

8.   INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27

     8.1.   LANDLORD TO INSURE . . . . . . . . . . . . . . . . . . . . . . . .27
     8.2.   ADDITIONAL LANDLORD'S FIXTURES . . . . . . . . . . . . . . . . . .28
     8.3.   LANDLORD TO INFORM TENANT OF INSURANCE COVER . . . . . . . . . . .28
     8.4.   DAMAGE TO CENTRE . . . . . . . . . . . . . . . . . . . . . . . . .28
     8.5.   OPTION TO TERMINATE FOLLOWING DAMAGE BY AN INSURED RISK. . . . . .29
     8.6.   OPTION TO TERMINATE FOLLOWING DAMAGE BY AN EXCLUDED RISK . . . . .29
     8.7.   APPLICATION BY THE TENANT FOR NEW LEASE FOLLOWING TERMINATION. . .29
     8.8.   TENANT'S OBLIGATIONS IN RESPECT OF LANDLORD'S INSURANCES . . . . .30
     8.9.   TENANT'S INSURANCE . . . . . . . . . . . . . . . . . . . . . . . .31

9.   SUSPENSION OF RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .31

     9.1.   APPLICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     9.2.   SUSPENSION . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     9.3.   DISPUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31

10.  FORFEITURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

11.  DECLARATIONS WARRANTIES AND MISCELLANEOUS . . . . . . . . . . . . . . . .33

     11.1.  REPRESENTATIONS AND EXCLUSION OF USE WARRANTY. . . . . . . . . . .33
     11.2.  ACCIDENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
     11.3.  PAYMENTS RECOVERABLE AS RENT . . . . . . . . . . . . . . . . . . .33
     11.4.  SERVICE OF NOTICES . . . . . . . . . . . . . . . . . . . . . . . .33
     11.5.  JURISDICTION OF THE ENGLISH COURTS . . . . . . . . . . . . . . . .33
     11.6.  NO PRIOR AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . .34
     11.7.  TENANT'S OPTION TO TERMINATE . . . . . . . . . . . . . . . . . . .34

12.  ARBITRATION OR DETERMINATION BY EXPERT. . . . . . . . . . . . . . . . . .34

     12.1.  CONTRARY PROVISION . . . . . . . . . . . . . . . . . . . . . . . .34
     12.2.  ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .34
     12.3.  DETERMINATION BY AN EXPERT . . . . . . . . . . . . . . . . . . . .34
     12.4.  EXPERT'S TERMS OF APPOINTMENT. . . . . . . . . . . . . . . . . . .35
     12.5.  EXPERIENCE OF ARBITRATOR OR EXPERT . . . . . . . . . . . . . . . .36
     12.6.  NON-PAYMENT OF COSTS OF ARBITRATOR OR EXPERT . . . . . . . . . . .36

13.  RENT REVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

     13.1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .36
     13.2.  UPWARDS ONLY RENT REVIEW . . . . . . . . . . . . . . . . . . . . .38
     13.3.  AGREEMENT OR DETERMINATION OF THE REVIEWED RENT. . . . . . . . . .39
     13.4.  INTERIM PAYMENTS UNTIL THE OPEN MARKET RENT IS DECIDED . . . . . .39

     13.5.  RENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . .39
     13.6.  MEMORANDUM OF REVIEWED RENT. . . . . . . . . . . . . . . . . . . .40
     13.7.  TIME NOT OF THE ESSENCE. . . . . . . . . . . . . . . . . . . . . .40

14.  SERVICE CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

     14.1.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     14.2.  BASIC SERVICE CHARGE . . . . . . . . . . . . . . . . . . . . . . .40
     14.3.  ADJUSTMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     14.4.  EXPENDITURE. . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     14.5.  DEDUCTIONS IN ARRIVING AT EXPENDITURE. . . . . . . . . . . . . . .45
     14.6.  LANDLORD'S CONTRIBUTION TO EXPENDITURE . . . . . . . . . . . . . .45
     14.7.  CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . . . .46
     14.8.  NO IMPLIED OBLIGATION. . . . . . . . . . . . . . . . . . . . . . .46

15.  GUARANTOR'S COVENANT. . . . . . . . . . . . . . . . . . . . . . . . . . .46

FIRST SCHEDULE - FORM OF AUTHORISED GUARANTEE AGREEMENT. . . . . . . . . . . .48

SECOND SCHEDULE - FORM OF GUARANTEE COVENANT . . . . . . . . . . . . . . . . .49

1.   DEFINITIONS

     In this Lease the following definitions apply:

     "1995 ACT"                    the Landlord and Tenant (Covenants)
                                   Act 1995

     "ARBITRATION"                 arbitration under clause 12.2

     "BASE RATE"                   the base rate from time to time of
                                   Lloyds Bank Plc or if there is no
                                   such rate the most closely
                                   comparable rate of interest to be
                                   determined (if not agreed) by
                                   Arbitration

     "BASIC SERVICE CHARGE"        the Basic Service Charge for the
                                   time being under clause 14.2

     "CENTRE" the land and building described in the Particulars (including any additions) of which the Property forms part together with any additions to the land and/or buildings comprising the Centre from time to time

     "COMMON PARTS"                the parts of the Centre that are
                                   provided and/or designated by the
                                   Landlord from time to time for
                                   common use by the tenants and
                                   occupiers of the Centre and their
                                   visitors including for example
                                   approaches entrances  entrance halls
                                   staircases  corridors  toilets lifts
                                   escalators  roads  ramps car parking
                                   areas and fire escapes

     "CONDUCTING MEDIA"            all conducting media including (but
                                   not limited to) pipes flues ducts
                                   wires cables drains sewers gutters
                                   gullies and channels and their
                                   ancillary plant and equipment

     "EXCLUDED RISK"               any risk which would have fallen
                                   within the definition of "Insured
                                   Risks" but for the Landlord
                                   exercising its reasonable discretion
                                   to exclude the risk from that
                                   definition

     "FAIR PROPORTION"             the fair proportion reasonably
                                   determined from time to time by the
                                   Landlord's Surveyor

     "GROUP COMPANY"               a company which is a member of the
                                   same group as the Landlord or the
                                   Tenant (as the case may be) and for
                                   the purpose of this definition:

                                   (a)   a company is a "subsidiary" of
                                         another company if that other
                                         company

                                         (i)   holds a majority of the
                                               voting rights in it or

                                         (ii)  is a member of it and
                                               has the right to appoint
                                               or remove a majority of
                                               its board of directors
                                               or

                                         (iii) is a member of it and
                                               controls (alone or
                                               under an agreement
                                               with other shareholders
                                               or members) a majority
                                               of the voting rights
                                               in it

                                   (b)   two companies shall be taken
                                         to be members of the same
                                         group if and only if:

                                         (i)   one is a subsidiary of
                                               the other or

                                         (ii)  both are subsidiaries of
                                               a third or

                                         (iii) one is a subsidiary
                                               of a company which
                                               itself is a subsidiary
                                               of the other

     "INSURANCE RENT"              a sum equal to a Fair Proportion of
                                   the cost of the insurances described
                                   in clause 8.1 (including the cost of
                                   any insurance valuations)

     "INSURED RISKS"               (a)   fire explosion and lightning

                                   (b)   impact

                                   (c)   earthquake

                                   (d)   aircraft (other than hostile
                                         aircraft) and things dropped
                                         from aircraft

                                   (e)   flood storm and tempest

                                   (f)   bursting or overflowing of
                                         water tanks and apparatus

                                   (g)   riot and civil commotion and

                                   (h)   malicious damage

                                   and any other risks against which
                                   the Landlord or any superior
                                   landlord may from time to time
                                   reasonably insure and an "Insured
                                   Risk" means one of the risks except
                                   that a risk will not be an "Insured
                                   Risk" to the extent that (in the
                                   reasonable opinion of the Landlord's
                                   Surveyor) insurance cover is not
                                   available in the normal market at a
                                   reasonable premium and the Landlord
                                   elects not to take out such
                                   insurance cover for the Centre

     "LANDLORD"                    the person named in the Particulars
                                   or any other person who at the
                                   relevant time is entitled to the
                                   immediate reversion to this Lease

     "LANDLORD'S SURVEYOR"         the person(s) from time to time
                                   appointed by the Landlord to act as
                                   its surveyor for any purpose under
                                   this Lease who may be an employee of
                                   the Landlord

     "LEASE"                       this lease as varied and
                                   supplemented by any document

     "ORIGINAL LANDLORD"           the person named as Landlord in the
                                   Particulars

     "ORIGINAL TENANT"             the person named as Tenant in the
                                   Particulars

     "PLANNING ACTS"               the Local Government Planning and
                                   Land Act 1980 the Town and Country
                                   Planning Act 1990 the Planning
                                   (Listed Buildings and Conservation
                                   Areas) Act 1990 the Planning
                                   (Hazardous Substances) Act 1990  the
                                   Planning (Consequential Provisions)
                                   Act 1990 and the Planning and
                                   Compensation Act 1991 and any later
                                   similar legislation

     "PLANNING CONTROL"            has the meaning given to it by the
                                   Town and Country Planning Act 1990

     "PRESIDENT OF THE RICS"       the President for the time being of
                                   The Royal Institution of Chartered
                                   Surveyors or the person for the time
                                   being authorised to act on his
                                   behalf

     "PROPERTY"                    the premises described in the
                                   Particulars including:

                                   (a)   plaster surfaces and
                                         decorative and other finishes
                                         on walls columns and other
                                         structures

                                   (b)   the inner half of any non-
                                         loadbearing walls and other
                                         non-loadbearing structures
                                         dividing the Property from
                                         other parts of the Centre

                                   (c)   any non-loadbearing internal
                                         walls and other non-
                                         loadbearing structures wholly
                                         within the premises

                                   (d)   floors (including any raised
                                         floors and their supports
                                         floor boards floor screeds and
                                         other floor finishes) down to
                                         (but excluding) the floor
                                         slabs or floor joists

                                   (e)   ceilings (including any
                                         suspended ceilings and their
                                         fixings ceiling tiles and
                                         other ceiling finishes) up to
                                         (but excluding) the ceiling
                                         slabs or ceiling joists

                                   (f)   doors including their frames
                                         furniture and any glass

                                   (g)   window glass

                                   (h)   Conducting Media within the
                                         Centre which exclusively serve
                                         the premises and do not belong
                                         to suppliers and central
                                         heating radiators and other
                                         heating equipment within the
                                         Property and including the
                                         comfort cooling equipment
                                         serving the Property located
                                         both within and outside the
                                         Property

                                   (i)   landlord's fixtures in or
                                         forming part of the premises
                                         and

                                   (j)   any additions to the Property

                                   but excluding:

                                   (k)   loadbearing walls loadbearing
                                         columns
                                         and other loadbearing
                                         structures (other than plaster
                                         surfaces and decorative and
                                         other finishes)

                                   (l)   tenant's fixtures

                                   (m)   Conducting Media within the
                                         premises which do not
                                         exclusively serve the premises
                                         and

                                   (n)   all other parts of the Centre
                                         not expressly included in
                                         items (a) to (j) (inclusive)
                                         of this definition

     "RETAINED PARTS"              all parts of the Centre other than
                                   those parts which are let or
                                   intended for letting and the
                                   "Retained Parts" include:

                                   (a)   the Common Parts

                                   (b)   any office accommodation for
                                         staff

                                   (c)   any staff rooms and storage
                                         premises used to provide
                                         services for the Centre

                                   (d)   any accommodation for resident
                                         staff

                                   (e)   any security system which is
                                         operated by the Landlord

                                   (f)   the Conducting Media except to
                                         the extent they form part of
                                         the Property or premises which
                                         are let or intended for
                                         letting

                                   (g)   the plant rooms and other
                                         areas which house or contain
                                         Conducting Media forming part
                                         of the Retained Parts and


                                   (h)   the walls foundations and
                                         roofs of the Centre except to
                                         the extent they form part of
                                         the Property or other premises
                                         which are let or intended for
                                         letting

     "SERVICE CHARGE"              the amount payable by the Tenant for
                                   services in the manner described in
                                   clause 14

     "SIGNS" signs notices placards stickers advertisements flags logos lettering and numerals

     "THE STANDARD HOURS"          Every day from 7.30 am to 10.00 pm
                                   except (if the Landlord so
                                   reasonably decides) Bank and Public
                                   Holidays as reasonably varied from
                                   time to time by the Landlord

     "TENANCY"                     the contractual tenancy created by
                                   this Lease and any further tenancy
                                   of the Property during any period of
                                   holding over or extension or
                                   continuation of the contractual
                                   tenancy by statute or under common
                                   law

     "TENANT"                      the Original Tenant and its
                                   successors in title as tenant under
                                   this Lease

     "VAT"                         value added tax and any similar tax
                                   amending or replacing it

     And the definitions in the Particulars are incorporated into this Clause 1

2.   INTERPRETATION

     This clause contains directions for interpretation which apply unless a contrary intention is clear from the wording elsewhere in this Lease

     2.1.    RIGHTS OF LANDLORD

             References to the rights of the Landlord are deemed to include the same rights for any superior landlord and anyone reasonably authorised by the Landlord or a superior landlord

     2.2.    ACT OR DEFAULT OF THE TENANT

             References to the act or default or fault of the Tenant and words to similar effect shall include any act default or fault of anyone at the Property with the Tenant's authority and under the Tenant's control

     2.3.    APPROVAL OF ANY SUPERIOR LANDLORD AND MORTGAGEE

             Any provision in this Lease requiring the consent or approval of the Landlord is to be construed as also requiring any necessary consent or approval of:

             2.3.1.   any superior landlord and

             2.3.2. any mortgagee of the Landlord's or any superior landlord's interest in the Property where such consent or approval is required

     2.4.    CONSENT AND APPROVAL OF THE LANDLORD

             References to consent of the Landlord and words to similar effect mean a prior consent in writing signed by or for the Landlord and references to "approved" and "authorised" and words to similar effect mean previously approved or previously authorised in both cases in writing

     2.5.    ENGLISH LAW

             This Lease shall be governed by and interpreted in accordance with English law

     2.6.    GENDER AND NUMBER

             Words of one gender include all other genders and singular words include the plural and vice versa

     2.7.    GENERAL AND PARTICULAR WORDS

             General words are not limited because they are preceded or followed by particular words in the same category or covering the same topic

     2.8.    HEADINGS

             Any footnote heading index marginal note table of contents and underlining is for guidance only not interpretation

     2.9.    JOINT AND SEPARATE OBLIGATIONS

             If an obligation is owed to or by more than one person that obligation is owed to or by those persons separately jointly or in any combination

     2.10.   LANDLORD'S LIABILITY

             If the Original Landlord ceases to be the Landlord its liability under this Lease ends except in respect of the period before it ceases to be the Landlord

     2.11.   LAST YEAR AND END OF THE TENANCY

             References to the last year of the Tenancy or other periods related to the end of the Tenancy and words to similar effect include the last year of the Tenancy or such other period (as the case may be) even if it ends before the end of the Contractual Term and references to the end of the Tenancy and words to similar effect are to be similarly interpreted

     2.12.   PERPETUITY PERIOD

             The perpetuity period applicable to this Lease is eighty (80) years from the start of the Contractual Term and whenever in this Lease any party is granted a future interest that interest must vest within such perpetuity period and if it has not it will be void for remoteness

        2.13.   PERSON AND PARTY

                2.13.1. Any reference to a person includes a company corporation or other legal entity

                2.13.2. Any reference to "parties" or "party" means the Landlord and the Tenant or either or them but (in the absence of a specific reference to the contrary) does not include any Guarantor

        2.14.   RIGHTS AND OBLIGATIONS

                2.14.1. The Tenant or any undertenant or occupier of the
                        Property will not during the Tenancy acquire any implied or prescriptive right or easement from or over or affecting any neighbouring premises in which the Landlord from time to time has a freehold or leasehold interest

                2.14.2. Rights granted are not exclusive to the Tenant

                2.14.3. Rights and obligations are cumulative

        2.15.   STATUTE

                Any reference to a specific statute includes:

                2.15.1. any statutory extension variation or re-enactment of the statute whether before or after the date of this Lease

                2.15.2. derivative orders regulations and permissions

                2.15.3. directives and regulations adopted by the European Union

                Any general reference to "statute" includes those enacted after the date of this Lease and includes all derivative orders regulations and permissions

        2.16.   SUPERIOR LANDLORD

                2.16.1. Any reference to a superior landlord includes the
                        Landlord's immediate reversioner and any superior landlord

                2.16.2. Any reference to a superior lease includes the lease under which the Landlord holds the Property and any lease superior to that

                2.16.3. When a superior landlord performs a landlord's
                        obligation it will be deemed to have been performed by the Landlord

        2.17.   TENANT NOT TO ALLOW ACT

                An obligation by the Tenant not to do an act includes an obligation not to knowingly allow that act to be done by another person

3.      LETTING

        3.1.    LETTING

                The Landlord lets the Property to the Tenant for the Contractual Term the Tenant paying during the Tenancy the following (all of which are reserved as rent):

                3.1.1. from and including the Rent Commencement Date the Rent by equal quarterly payments in advance on the usual quarter days the first payment being due on the First Rent Payment Date

                3.1.2. from and including the date of this Lease the Insurance Rent within fourteen (14) days after a written demand

                3.1.3. from and including the date of this Lease the Basic Service Charge by equal quarterly payments in advance on the usual quarter days the first payment being due today

                3.1.4. any Excess Service Charge in accordance with clause 14 and

                3.1.5.  any VAT payable on the above amounts

        3.2.    RIGHTS SUBJECTIONS AND RESERVATIONS

                The letting includes the rights granted by clause 4 but is subject to the subjections (if any) exceptions and reservations set out in clause 5

4.      TENANT'S RIGHTS

        The Landlord grants to the Tenant the following rights:

        4.1.    CONDUCTING MEDIA AND COMMON PARTS

                The right (subject to reasonable interruption for repair maintenance alteration or replacement) to use:

                4.1.1. the Conducting Media in the Centre which do not form part of the Property but which service the Property and

                4.1.2. the Common Parts for all proper purposes in connection with the use and enjoyment of the Property

        4.2.    ENTRY FOR REPAIR

                The right to enter other parts of the Centre with workmen and equipment to carry out works of repair maintenance decoration or alteration to the Property on the following terms and conditions:

                4.2.1. the Tenant must give reasonable written notice to the Landlord and the occupiers of the relevant premises of its intention to exercise this right


                4.2.2. the Tenant may only exercise this right in so far as such works cannot be carried out from inside the Property in a commercially practicable manner

                4.2.3. the Tenant must cause as little inconvenience as reasonably practicable and

                4.2.4. the Tenant must indemnify the Landlord and the occupiers against the reasonable cost (including reasonable fees) of making good all damage to the premises entered and to the fixtures and contents of such premises caused by such entry

                4.2.5. the Tenant may only exercise this right to the extent that (if at all) it is reserved out of any other tenancies of the Centre from time to time and subject to any restrictions or conditions or entry contained in such tenancies

        4.3.    SUPPORT AND PROTECTION

                The right of support and protection that is now enjoyed from the remainder of the Centre

        4.4.    NAMEBOARD

                The right at the cost of the Tenant to have the Tenant's name displayed by the Landlord in a manner approved by the Landlord on:

                4.4.1. any nameboard in the entrance hall of the building forming part of the Centre in which the Property is situate and

                4.4.2.  any external nameboard at the entrance to the Centre

        4.5.    CAR PARKING

                The right to park not more than 30 private motor vehicles in the car parking spaces forming part of the Centre shown for identification edged red on the plan numbered '2' annexed or such other 30 spaces from time to time allocated by the Landlord

5.      SUBJECTIONS AND LANDLORD'S RIGHTS

        THE LETTING IS SUBJECT TO THE FOLLOWING:

         All covenants conditions restrictions and other matters contained mentioned or referred to in the registered title to the Centre to the extent that such matters relates to the tenancy hereby granted and are still subsisting and capable of taking effect but excluding any entries relating to mortgages or charges

         THE FOLLOWING RIGHTS ARE EXCEPTED AND RESERVED TO THE LANDLORD:

         5.1.     ENTRY BY LANDLORD

                  5.1.1. The right at reasonable times and on reasonable notice (but in case of emergency at any time without notice) to enter the Property with necessary materials and appliances to:

                           5.1.1.1  view and record the condition of the
                                    Property

                           5.1.1.2  repair maintain alter or clean other
                                    premises

                           5.1.1.3 inspect repair maintain alter replace or add to Conducting Media

                           5.1.1.4 comply with obligations or exercise any rights under this Lease or a superior lease or any tenancy of another part of the Centre

                           5.1.1.5 carry out any repairs to or decoration of the Property which are not the responsibility of the Tenant

                           5.1.1.6 make good any failure by the Tenant to repair maintain or decorate the Property in compliance with clause 6.6.1

                           5.1.1.7 remove anything which has been fixed placed displayed or left on the Property in breach of clause 6.11 or clause 6.12

                           5.1.1.8 make good any other breach of covenant by the Tenant

                           5.1.1.9 show prospective tenants and purchasers over the Property or

                           5.1.1.10 do any other reasonable thing connected with
                                    the Property other than altering the
                                    Property

                  5.1.2.   In exercising these rights the Landlord will:

                           5.1.2.1 cause as little inconvenience to the Tenant as is reasonably practicable

                           5.1.2.2 as soon as reasonably practicable make good any damage to the Property caused by the entry and

                           5.1.2.3 indemnify the Tenant against any damage to the tenant's fixtures caused by the entry

         5.2.     LETTING BOARD ETC

                  The right during the last six (6) months of the Tenancy to display a letting board on the Property and at any time to display a sale board on the Property but not so that any such board unreasonably obstructs the light or air to the Property

         5.3.     GOODS LEFT ON THE PROPERTY

                  5.3.1. The right to sell as agent for the Tenant any belongings of the Tenant left in the Property for more than fourteen (14) days after the end of the Tenancy unless the Tenant remains in occupation of the Property under a new tenancy and if the Landlord exercises this right the Tenant will indemnify the Landlord against any liability incurred by the Landlord to anyone whose belongings are sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary is proved) that such belongings were owned by the Tenant

                  5.3.2. In the event of a sale the Landlord will account to the Tenant for the proceeds of sale less the reasonable costs of removal storage and sale if the Tenant claims the proceeds of sale within six (6) months after the date on which the Tenant left the Property but if no such claim is made by the Tenant the proceeds of sale will belong to the Landlord

         5.4.     CONDUCTING MEDIA

                  The right to use the Conducting Media forming part of the Property which serve other premises

         5.5.     LIGHT AND SUPPORT ETC

                  The right of light air support and protection and all other easements and rights now or after the date of this Lease belonging to or enjoyed by any other premises

         5.6.     LANDLORD'S RIGHT TO CARRY OUT WORKS ON OTHER PREMISES

                  5.6.1. The right to alter add to and carry out works on other parts of the Centre including the Common Parts or other premises even though this obscures or obstructs any window in the Property or interferes with any rights easements or amenities enjoyed by the Property (for example: rights of access of light and air)

                  5.6.2. In carrying out any works under this clause 5.6 the Landlord will:

                           5.6.2.1 entitled (if reasonably necessary) to erect scaffolding which can be attached to the Property

                           5.6.2.2 take all reasonable precautions to ensure that the beneficial use and occupation of the Property is not materially adversely affected and as soon as reasonably practicable make good any damage caused to the Property and

                           5.6.2.3 ensure that after completion of the works the use of the Property for any purpose permitted by this Lease has not been materially adversely affected

         5.7.     VARIATION OF IMPLIED RIGHTS

                  The right to terminate or vary any implied right from time to time enjoyed by the Property provided that such termination or variation does not materially adversely affect the use of the Property for any purpose permitted by this Lease

         5.8.     FIRE ESCAPE

                  The right to pass through the Property for the purposes of escape from other parts of the Centre or other premises adjoining the Centre in case of fire or other emergency

6.       TENANT'S COVENANTS

         The Tenant covenants with the Landlord:

         6.1.     RENT

                  6.1.1. To pay the Rent and other amounts in the manner specified in clause 3.1

                  6.1.2. Not to claim or exercise any right to set-off or to withhold payment of any amounts due to the Landlord (save as required by statute)

                  6.1.3. If required by the Landlord to make payments to the Landlord by banker's order or credit transfer to a bank account in the United Kingdom nominated by the Landlord

         6.2.     OUTGOINGS

                  6.2.1. To pay and to indemnify the Landlord against existing and future rates taxes assessments impositions and outgoings assessed or imposed on or in respect of the Property (including those assessed or imposed on the Landlord and any superior landlord) except any taxes (save for VAT which the Tenant is otherwise obliged to pay) assessed or imposed on the Landlord or any superior landlord in respect of:

                           6.2.1.1  the rents

                           6.2.1.2  the grant of this Lease

                           6.2.1.3 any dealing or deemed dealing by the Landlord or a superior landlord with its interest in the Property

                  6.2.2.   If such an assessment or imposition is:

                           6.2.2.1 made on premises which include the Property and

                           6.2.2.2  paid by the Landlord

                           to pay a Fair Proportion of it to the Landlord within fourteen (14) days after a written demand except any taxes (save for VAT which the Tenant is otherwise obliged to pay) assessed or imposed on the Landlord or any superior landlord in respect of:

                           6.2.2.3  the rents

                           6.2.2.4  the grant of this Lease

                           6.2.2.5 any dealing or deemed dealing by the Landlord or a superior landlord with its interest in the Property

                  6.2.3. To indemnify the Landlord against any loss of rating relief on the Property after the end of the Tenancy caused by the Property being left empty during the Tenancy

         6.3.     INTEREST

                  6.3.1. If required by the Landlord to pay interest at a yearly rate of four per cent (4%) above Base Rate on any sum payable under this Lease by the Tenant to the Landlord (whether or not formally demanded) that is not paid on its due date and to pay this interest from the due date to the date of payment (both before and after any court judgment) calculated on a daily basis and compounded with rests on the usual quarter days

                  6.3.2. If while a breach of any tenant's covenant continues the Landlord refuses to accept payment of any sum in order not to waive the breach the Tenant will be deemed for the purposes of this clause 6.3 to have failed to pay such sum

                  6.3.3. This clause 6.3 does not prejudice any other right or remedy of the Landlord

         6.4.     REPAIR AND DECORATION

                  6.4.1. To repair and maintain the Property and to keep it clean and in good repair

                  6.4.2. To repair maintain and keep clean and when necessary renew:

                           6.4.2.1  the fixtures in the Property and

                           6.4.2.2 any carpeting provided by the Landlord (or provided by the Tenant in replacement for any carpeting provided by the Landlord) floor tiles and other floorings

                           Any replacement carpeting floor tiles or other floorings must be in the same colour as and of a quality not inferior to that being replaced

                  6.4.3. To redecorate any exterior parts of the Property included in the demises (if any) every third (3rd) year and in the last three (3) months of the Tenancy and to redecorate the interior of the Property (including the internal parts of the window frames) in every fifth (5th) year and in the last three (3) months of the Tenancy preparing and painting papering or polishing as appropriate having regard to earlier treatment

                  6.4.4. As often as necessary to clean and treat in an appropriate manner all other external and internal materials surfaces and finishes of the Property

                  6.4.5.   In relation to the work referred to in this clause
                           6.4:

                           6.4.5.1 to carry out the work with appropriate materials of good quality in a good and workmanlike manner and to the reasonable satisfaction of the Landlord's Surveyor

                           6.4.5.2 to carry out the painting papering and treatment in the last three (3) months of the Tenancy in a colour or colours approved in writing by the Landlord and

                           6.4.5.3 to clean any glass in the doors windows and other lights of the Property at least once a month

                  6.4.6. Damage by an Insured Risk is excepted from the Tenant's liability under this clause 6.4 except to the extent that the insurance money is irrecoverable because of an act or default of the Tenant

                  6.4.7. Damage by an Excluded Risk is (subject to clause 8.7) excepted from the Tenant's liability under this clause 6.4 if the Landlord serves a Non-Reinstatement Notice as a result of such damage

         6.5.     MAINTENANCE

                  6.5.1. To keep the Conducting Media which form part of the Property clear and unobstructed and not to do anything which causes an obstruction or damage to any other Conducting Media serving the Property

                  6.5.2.   To take all necessary precautions against:

                           6.5.2.1 frost damage to any pipe tank or water apparatus in the Property and

                           6.5.2.2 the bursting or overflowing of any pipe tank or water apparatus in the Property

         6.6.     REPAIR ON NOTICE

                  6.6.1. To make good with all practicable speed any failure to repair maintain or decorate the Property for which the Tenant is liable and of which the Landlord has given notice in writing and to start the necessary work within two (2) months after the Landlord's notice (or sooner if necessary) and then diligently to continue and complete the work

                  6.6.2. If the Tenant does not comply with clause 6.6.1 to pay within fourteen (14) days after a written demand the reasonable costs incurred by the Landlord in carrying out the necessary work including reasonable fees and expenses

         6.7.     COMPLIANCE WITH STATUTORY REQUIREMENTS ETC

                  6.7.1. Subject to clause 6.7.2 to carry out all works and provide and maintain all arrangements in respect of the Property and the use to which the Property is being put that are necessary in order to comply with the requirements of:

                           6.7.1.1 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 and the Health and Safety at Work etc. Act 1974

                           6.7.1.2  any other statute

                           6.7.1.3 any government department local authority or other public or competent authority

                           6.7.1.4  any court of competent jurisdiction and

                           6.7.1.5 any regulation of the European Communities which applies in the United Kingdom

                  6.7.2. Not to carry out any works which the Landlord elects to carry out by serving written notice on the Tenant

                  6.7.3. To pay within fourteen (14) days after a written demand the whole or a Fair Proportion as appropriate of the Landlord's reasonable expenditure (including reasonable fees and expenses) on any works which the Landlord has elected to carry out under this clause 6.7

                  6.7.4. To comply with any other obligations imposed by law relating to the Property or its use

                  6.7.5. Not to do anything in respect of the Property which imposes on the Landlord a liability under any statute to pay any penalty damages compensation or costs

         6.8.     RESTRICTIONS ON DEALINGS

                  6.8.1. Not to assign or mortgage or charge any part (as distinct from the whole) of the Property

                  6.8.2. Not to mortgage or charge the whole of the Property except:

                           6.8.2.1  by way of floating charge or

                           6.8.2.2 to a bona fide bank or other financial institution with the consent of the Landlord (which is not to be unreasonably withheld or delayed)

                  6.8.3. Not to execute any declaration of trust with regard to the whole or part of the Property and not to hold or occupy the whole or part of the Property as agent for another or otherwise for the benefit of another

                  6.8.4. Not to part with possession or share the occupation of the whole or any part of the Property except by an assignment or underletting of the whole of the Property or an underletting of a Permitted Part of the Property except that the Tenant may share occupation of the Property with a Group Company so long as:

                           6.8.4.1  no relationship of lessor and lessee is
                                    created

                           6.8.4.2 details of any such arrangement are given to the Landlord in advance

                           6.8.4.3 the Landlord is given notice immediately such an arrangement starts and ends

                  6.8.5. not to assign the whole of the Property without the consent of the Landlord (which consent is not to be unreasonably withheld or delayed)

                  6.8.6. For the purposes of Section 19(1)(A) of the Landlord and Tenant Act 1927 it is agreed that the Landlord may withhold its consent in the following circumstances:

                           6.8.6.1 if any of the conditions set out in 6.8.7 below are not satisfied before the date of the assignment

                           6.8.6.2 if the proposed assignee is a Group Company of the Tenant whose financial standing is materially less substantial than the Tenant

                           6.8.6.3 if the proposed assignee enjoys diplomatic or state immunity (unless the proposed assignee is the Government of the United Kingdom of Great Britain and Northern Ireland or any Department of that Government)

                           6.8.6.4 if it is otherwise reasonable for the Landlord to withhold its consent having regard amongst other things to the fact that the outgoing tenant may be entitled to be released from its liability under the Lease under the 1995 Act

                  6.8.7. The Landlord is entitled for the purposes of Section 19(1)(A) of the Landlord & Tenant Act 1927 to require the following conditions to be satisfied before this Lease is assigned by the Tenant and to make its consent conditional upon any or all of these conditions being satisfied:

                           6.8.7.1 that the Tenant enters into an authorised guarantee agreement (as defined in Section 16 of the 1995 Act) in the form set out in the First Schedule to this Lease with such variations as the Landlord reasonably requires and that any surety for the Tenant guarantees the obligations of the Tenant under such authorised guarantee agreement

                           6.8.7.2 that the proposed assignee enters into direct covenants with the Landlord (whose costs shall be paid by the Tenant) to pay the rents reserved by this Lease and the other sums payable under this Lease including any sums owed or subsequently arising or accruing in respect of any period prior to the assignment and to perform and observe the tenant covenants and the conditions in this Lease throughout the Tenancy unless and until it is released by virtue of the 1995 Act (and if the proposed assignee is more than one person or company these covenants shall be entered into jointly and severally)

                           6.8.7.3 (if it is reasonable for the Landlord to require this) that one or more sureties the financial status of which is acceptable to the Landlord (who shall act reasonably in judging whether their financial status is acceptable) give direct covenants to the Landlord (jointly and severally) that the proposed assignee will pay the rents reserved by this Lease and will perform and observe the tenant covenants and conditions contained in this Lease in the form set out in the Second Schedule to this Lease with such variations as the Landlord reasonably requires

                           6.8.7.4 (if it is reasonable for the Landlord to require this) also to procure that there is deposited with the Landlord a sum equal to not less than six month's Rent plus VAT potentially payable thereon This sum and all interest on it shall be charged to the Landlord as security for any non-payment of sums due under this Lease and for any non-observance or non-performance of the covenants by the tenant and the conditions contained in this Lease on the basis that it will be repayable to the proposed assignee following any further lawful assignment which is carried out in accordance with the terms of this Lease This sum and all interest on it shall be held on and shall be subject to such other terms as the Landlord may reasonably require

                           6.8.7.5 any other conditions which may be reasonable in the circumstances

                  6.8.8. Any dispute between the Landlord and the Tenant about the interpretation of clauses 6.8.6 and 6.8.7 or about matters arising under them shall be referred to Arbitration

                  6.8.9. Not to underlet the whole of the Property and not to underlet a Permitted Part of the Property:

                           6.8.9.1 unless the undertenant enters into direct covenants with the Landlord (whose costs shall be paid by the Tenant) to perform and observe all the lessee's covenants and the other provisions contained in this Lease (other than the payment of the rents) so far as they apply to the part of the Property which is to be underlet

                           6.8.9.2 without the previous consent of the Landlord which consent is not to be unreasonably withheld or delayed where the other provisions of this sub-clause 6.8.9 have been complied with

                  6.8.10. Not to underlet the whole or a Permitted Part of the Property at a fine or a premium and not to underlet the whole of the Property at a rent less than whichever is the greater of the open market rental value of the Property and the rent payable under this Lease and not to underlet a Permitted Part of the Property at a rent less than the open market value of the part of the Property to be underlet or if greater the appropriate proportion of the rent payable under this Lease

                  6.8.11. Not to be a party to any agreement or arrangement for the commutation in whole or in part of any rent reserved by and payable under any underletting of the Property

                  6.8.12.  Every permitted underlease must contain:

                           6.8.12.1 covenants by the underlessee (which the
                                    Tenant undertakes to enforce) which prevent the underlessee from doing or allowing anything in on or in relation to the Property which would be a breach of any of the Tenant's obligations in this Lease

                           6.8.12.2 provisions for the review of the rent
                                    reserved by the underlease (which the Tenant hereby undertakes to operate and to enforce) at least every five years to the open market rent on such review date and on similar terms to clause 13 of this Lease

                           6.8.12.3 a condition for re-entry if there is a
                                    breach by the underlessee of any covenant in the underlease

                           6.8.12.4 a covenant prohibiting sub-letting of the
                                    whole or part of the premises demised

                           6.8.12.5 an agreement sanctioned by an Order of a
                                    Court of competent jurisdiction under the terms of Section 38 of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969) by which the provisions of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 are excluded from the tenancy created by that underletting

                  6.8.13. The Tenant will not vary the terms of or accept any surrender of any permitted underlease without the consent of the Landlord (which consent shall not be unreasonably withheld or delayed)

                  6.8.14. The Tenant will not give any bill of sale or other preferential security (other than floating charges) on the stock-in-trade or personal chattels of the Tenant which are in or on the Property from time to time

         6.9.     REGISTRATION OF ASSIGNMENTS ETC

                  6.9.1. Within one month after its date to produce to the Landlord's solicitors a true copy of every assignment underlease charge or other document evidencing a devolution of the whole or any part of the Property

                  6.9.2. On production of a document under clause 6.9.1 to pay to the Landlord's solicitors a reasonable registration fee of not less than twenty-five pounds
                           (L25) plus VAT

         6.10.    INFORMATION

                  6.10.1. To produce to the Landlord on request all plans documents and other evidence which the Landlord may reasonably require in order to be satisfied that the Tenant has complied with its obligations under this Lease

                  6.10.2. When requested to supply to the Landlord full details of all occupations of the Property and derivative interests in the Property however remote

         6.11.    ALTERATIONS

                  6.11.1. Not to alter or add to the structure or exterior of the Property

                  6.11.2. Not without the Landlord's consent (which shall not be unreasonably withheld or delayed) to alter or extend:

                           6.11.2.1 the electrical installation (including
                                    wiring) in the Property

                           6.11.2.2 any gas installation (including piping) in
                                    the Property or

                           6.11.2.3 any air-conditioning system in the Property

                  6.11.3. Not to make any other alteration or addition to the Property without the Landlord's consent (which is not to be unreasonably withheld or delayed)

                  6.11.4. On any application for consent to alter to supply the Landlord with two (2) sets of a specification and detailed drawings identifying the proposed works

                  6.11.5. Not to fix place or leave anything (for example: any aerial satellite dish telecommunications equipment lighting shade or awning) on the exterior of the Property except with the consent of the Landlord which shall not be unreasonably delayed or withheld

                  6.11.6. If required by the Landlord to reinstate the Property by the end of the Tenancy under the supervision and to the reasonable satisfaction of the Landlord's Surveyor to the condition it was in before the carrying out of any alterations or additions

                  6.11.7. To procure that any alterations or additions to the Property which are permitted by the Landlord are carried out only by contractors approved by the Landlord (which approval shall not be unreasonably withheld or delayed)

         6.12.    SIGNS

                  Not without the approval of the Landlord (which approval shall not be unreasonably withheld or delayed) to place or display any Signs on the Property which can be seen from outside the Property except the Tenant's name displayed on any external doors of the Property

         6.13.    COST OF REMOVAL BY LANDLORD OF UNAUTHORISED SIGNS ETC

                  If anything is fixed placed displayed or left on the Property in breach of clause 6.11 or clause 6.12 to pay to the Landlord within fourteen (14) days after a written demand to remove it the reasonable cost of removal incurred by the Landlord

         6.14.    SERVICE INSTALLATIONS

                  6.14.1. To pay to the suppliers and to indemnify the Landlord against all charges for electricity gas water telephone and other services consumed or used at or for the Property (including meter rents)

                  6.14.2. To comply with the requirements and regulations of the suppliers of electricity gas water telephone and other services relating to the installations in the Property

                  6.14.3. Not to overload the electrical installation in the Property and to ensure that the electrical installation any gas installation and any air-conditioning system are maintained in a safe condition

                  6.14.4. Not to interfere with or impose an additional load on any system of heating cooling or ventilation of the Property

                  6.14.5. To keep in good and substantial repair the comfort cooling equipment serving the Property located both within and outside the Property and in particular to enter into and maintain a suitable maintenance contract with a reputable engineer or firm of engineers for the regular maintenance and serving of the equipment

         6.15.    NUISANCE

                  Not to do anything in relation to the Property or the Centre which causes a nuisance damage or annoyance to the Landlord or others

         6.16.    USE

                  6.16.1.  Not to use the Property:

                           6.16.1.1 for any illegal or immoral purpose

                           6.16.1.2 for any offensive noisy or dangerous trade
                                    business or manufacture

                           6.16.1.3 as a betting office a booking office a
                                    theatrical agency an employment agency or a travel agency

                           6.16.1.4 as a sex establishment (as defined in the
                                    Local Government (Miscellaneous Provisions)
                                    Act 1983) or

                           6.16.1.5 as offices for diplomatic use

                  6.16.2.  To use the Property only for the Permitted Use

         6.17.    OVERLOADING

                  Not to overload the Property

         6.18.    NOTICES

                  6.18.1. To supply the Landlord with a copy of any notice order direction or proposal of any competent authority affecting the Property as soon as possible after it has been received by the Tenant

                  6.18.2. To comply with any such notice order direction or proposal or at the request of the Landlord to make or join with the Landlord in making such objections or representations relating to it as the Landlord may reasonably require

         6.19.    PLANNING

                  6.19.1.  Not to commit any breach of Planning Control

                  6.19.2. To comply with all provisions and requirements under the Planning Acts which affect the Property

                  6.19.3. Not without the Landlord's consent (which consent will not be unreasonably withheld or delayed where the Landlord may not otherwise withhold or delay its consent to the subject matter of such application) to apply for planning permission relating to the Property or to implement any planning permission

                  6.19.4. Unless the Landlord gives written notice to the contrary to carry out before the end of the Tenancy any works required to be carried out to the Property as a condition of any planning permission obtained by or for the Tenant or anyone having an interest in the Property inferior to that of the Tenant and this applies even if the planning permission does not require the works to be carried out until later

         6.20.    ENCROACHMENTS

                  6.20.1. Not to stop up darken or obstruct any window at the Property

                  6.20.2. So far as possible to preserve all easements and rights enjoyed by the Property and to help the Landlord prevent anyone acquiring any easement or right over the Property

         6.21.    DEFECTIVE PREMISES

                  6.21.1. Promptly to give written notice to the Landlord of any defect in the Property which might result in an obligation on the Landlord to do or to stop doing anything (for example in order to comply with the provisions of this Lease or the duty of care imposed by the Defective Premises Act 1972)

                  6.21.2. To display and maintain all notices relating to the condition of the Property which the Landlord reasonably requires the Tenant to display at the Property

         6.22.    LANDLORD'S RIGHTS

                  To allow the Landlord to exercise its rights under this Lease free from interference by the Tenant

         6.23.    LANDLORD'S COSTS

                  6.23.1. To pay on an indemnity basis the proper legal charges surveyor's fees bailiff's charges and other costs and expenses reasonably incurred by the Landlord and any superior landlord in relation to:

                           6.23.1.1 applications by the Tenant for the
                                    Landlord's consent (save where consent is unlawfully refused but including cases where the application is withdrawn)

                           6.23.1.2 any steps taken in connection with the
                                    preparation and service of a schedule of dilapidations or a notice or proceedings under Sections 146 or 147 of the Law of Property Act 1925 (even if forfeiture is avoided)

                           6.23.1.3 the recovery of any sums due to the Landlord
                                    from the Tenant or

                           6.23.1.4 enforcing or requiring the Tenant to remedy
                                    a breach of the provisions of this Lease

                  6.23.2. Where the Landlord could recover the cost of advice or services under clause 6.23.1 if undertaken by a third party but the Landlord or a Group Company of the Landlord provides the advice or services to pay to the Landlord the amount that would have been payable by the Tenant if that advice or service had been provided by a third party

         6.24.    INDEMNITIES

                  To keep the Landlord indemnified against all liabilities losses and expenses incurred by the Landlord arising out of the negligence or wrongful act of the Tenant or any breach of the Tenant's covenants in this Lease

         6.25.    YIELD UP

                  At the end of the Tenancy to give up the Property:

                  6.25.1. in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants on the Tenant's part contained in this Lease

                  6.25.2. clear of any goods and refuse and any tenant's fixtures and with all damage caused by such removal made good

                  6.25.3. with all keys and (where applicable) electronic passes relating to the Property

                  6.25.4. with all Signs put up by the Tenant removed and all damage caused by removal made good

                  6.25.5.  with vacant possession

         6.26.    VAT

                  6.26.1. To pay to the Landlord and to indemnify the Landlord against any VAT chargeable in respect of:

                           6.26.1.1 the rents payments and other consideration
                                    payable or given by the Tenant to the
                                    Landlord or to any person on the Landlord's behalf and any supply made by the Landlord to the Tenant under or in connection with this Lease and

                           6.26.1.2 any payments made by or other liability of
                                    the Landlord or any other person where the Tenant agrees in this Lease to reimburse or indemnify the Landlord in respect of any such payment or liability except to the extent that the Landlord is entitled to a credit for such VAT as allowable input tax

                  6.26.2.  For the avoidance of doubt:

                           6.26.2.1 the Landlord is not under any duty to
                                    exercise or not to exercise any option or right so as to reduce or avoid any liability to VAT in respect of the Property and

                           6.26.2.2 it is confirmed that the amounts due under
                                    this Lease from the Tenant to the Landlord are exclusive of VAT

         6.27.    COMMON PARTS AND RETAINED PARTS

                  6.27.1. To use the Common Parts only for their intended purposes and not to place or leave anything in the Common Parts or obstruct them in any other way nor to damage the Common Parts

                  6.27.2. To pay to the Landlord within fourteen (14) days after a written demand the cost of repairs (including fees) to the Retained Parts required as a result of damage caused by the act or default of the Tenant

         6.28.    REGULATIONS

                  To comply with the reasonable regulations for the proper management of the Centre or the comfort or convenience of its occupiers made by the Landlord and notified in writing to the Tenant

         6.29.    SECURITY

                  6.29.1. To pay for the cost of any keys and electronic passes to the external door or doors of the Building provided by the landlord for the use of the Tenant

                  6.29.2. Not to make any copies of the keys or electronic passes referred to in Clause 6.29.1 nor allow such keys or electronic passes to pass into the hands of anyone other than responsible employees of the Tenant

                  6.29.3. To lock the external door or doors of the Building following use by the Tenant outside the Standard Hours

7.       LANDLORD'S COVENANTS

         7.1.     QUIET ENJOYMENT

                  The Landlord covenants with the Tenant that as long as the Tenant pays the rents and complies with the terms of this Lease the Tenant may enjoy the Property peaceably during the Tenancy without any interruption (except as authorised by this Lease) by the Landlord or any person lawfully claiming through under or in trust for the Landlord

         7.2.     PROVISION OF SERVICES

                  7.2.1.   During the Standard Hours:

                           7.2.1.1  To keep the Common Parts adequately
                                    decorated cleaned (including
                                    window-cleaning) and lighted

                           7.2.1.2 In so far as heating equipment exists in the Common Parts to provide such mechanical ventilation heating and cooling for the Common Parts as the Landlord reasonably considers necessary or desirable

                           7.2.1.3 To provide heat to any space heating system in the Property at the date of this Lease (or any system installed by or with the approval of the Landlord in substitution) during such hours and times of year as the Landlord reasonably decides

                           7.2.1.4 To provide sufficient supplies of cold water to the toilet accommodation and hot water to the hot water taps installed in the toilet accommodation in the Common Parts

                           7.2.1.5 To provide an adequate lift service for the Centre and

                           7.2.1.6 To provide such staff (if any) to service and manage the Centre as the Landlord reasonably considers necessary

                  7.2.2. The Landlord will not be liable for any failure or interruption of any service due to:

                           7.2.2.1 necessary repair replacement or maintenance of any apparatus or installation

                           7.2.2.2 unavoidable shortage of fuel materials water or labour or

                           7.2.2.3 any other cause not due to the act or default of the Landlord

                  7.2.3. The Landlord may extend reduce or otherwise vary the services from time to time if it reasonably considers it desirable to do so for the more efficient operation and management of the Centre or for the comfort of the occupiers in the Centre

         7.3.     REPAIR OF MAIN STRUCTURE ETC

                  To carry out within a reasonable time those repairs to:

                  7.3.1. the main structure of the Property (including the roof)

                  7.3.2.   the Common Parts

                  7.3.3. any other parts of the Centre which give support shelter or protection to the Property and

                  7.3.4. the Conducting Media in the Centre which service the Property jointly with other premises that are reasonably necessary for the proper enjoyment of the Property by the Tenant but not so as to make the Landlord liable under this clause 7.3 for any repairs which are the Tenant's responsibility under clause 6

8.       INSURANCE

         8.1.     LANDLORD TO INSURE

                  The Landlord will insure the Centre (other than tenant's fixtures) so far as such insurance is reasonably available:

                  8.1.1. with a reputable insurance company or with reputable underwriters

                  8.1.2.   for the following sums:

                           8.1.2.1 the full reinstatement value of the Centre (except usual voluntary excesses) including the cost of shoring up demolition and site clearance fees an allowance for inflation and VAT on all such sums

                           8.1.2.2 loss of the Rent reasonably estimated by the Landlord's Surveyor to be payable for three
                                    (3) years or such longer period as the
                                    Landlord's Surveyor may
                                    reasonably consider necessary for planning and carrying out the reinstatement or rebuilding of the Centre

                  8.1.3. against damage or destruction by the Insured Risks and

                  8.1.4. on terms not imposing unreasonable conditions having regard to general market conditions at the time

                  8.1.5. but subject to such excesses exclusions and limitations and other terms as the insurers may impose

         8.2.     ADDITIONAL LANDLORD'S FIXTURES

                  If the Tenant installs fixtures which become landlord's fixtures the Tenant will notify the Landlord in writing of the reinstatement value so that the Landlord can arrange adequate insurance cover

         8.3.     LANDLORD TO INFORM TENANT OF INSURANCE COVER

                  8.3.1. The Landlord will produce to the Tenant once in every insurance year reasonable evidence of the terms of the insurance policy and of payment of the current premium

                  8.3.2. The Landlord will notify the Tenant in writing of any material changes in the risks covered and material changes in the terms of the policy with which the Tenant must comply

         8.4.     DAMAGE TO CENTRE

                  8.4.1. If the Centre (other than tenant's fixtures) is damaged or destroyed by an Insured Risk:

                           8.4.1.1 unless payment of any of the insurance money is refused because of an act or default of the Tenant

                           8.4.1.2 subject to the Landlord being able to obtain any necessary consents and

                           8.4.1.3  subject to the necessary labour and
                                    materials being and remaining available

                                    the Landlord will (subject to clause 8.5) reinstate the damaged part or rebuild the Centre (but not so as to provide accommodation identical in layout if it would not be reasonably practicable to do
                                    so) as quickly as reasonably possible

                  8.4.2. The Landlord will use reasonable efforts to obtain the necessary consents (short of making appeals) labour and materials

                  8.4.3. The Tenant will on request vacate the Property and remove its fixtures and effects to allow the Landlord to reinstate the Property

         8.5.     OPTION TO TERMINATE FOLLOWING DAMAGE BY AN INSURED RISK

                  If the whole or a substantial part of the Property is made unfit for use by damage or destruction caused by an Insured Risk and:

                  8.5.1. the damage or destruction occurs during the last three (3) years of the Contractual Term or

                  8.5.2. circumstances beyond the control of the Landlord prevent the reinstatement or rebuilding of the Property being started by the third (3rd) anniversary of the date of such damage or destruction either the Landlord or the Tenant may terminate this Lease by notice in writing to the other The notice may only be given within six (6) months after either the date of such damage or destruction under clause 8.5.1 or the third (3rd) anniversary referred to in clause 8.5.2 (as the case may be) On service of the notice this Lease shall terminate but without prejudice to any claim of the Landlord or the Tenant for an earlier breach of covenant by the other On termination of this Lease the insurance money shall belong to the Landlord

         8.6.     OPTION TO TERMINATE FOLLOWING DAMAGE BY AN EXCLUDED RISK

                  8.6.1. If the whole or a substantial part of the Centre is made unfit for use by damage or destruction caused by an Excluded Risk the Landlord may elect not to reinstate the Centre

                  8.6.2. Any such election shall be made by the Landlord serving notice in writing ("Non-Reinstatement Notice") on the Tenant within six (6) months after the date of such damage or destruction

                  8.6.3.   If the Landlord serves a Non-Reinstatement Notice:

                           8.6.3.1 the Landlord (despite any other provisions of this Lease) will not be under any obligation to reinstate the Centre and

                           8.6.3.2 either the Landlord or the Tenant may terminate this Lease by notice in writing to the other ("Termination Notice")

                  8.6.4. A Termination Notice may only be given within six (6) months after the date of service of the Non-Reinstatement Notice

                  8.6.5.   On service of a Termination Notice:

                           8.6.5.1 this Lease will terminate but without prejudice to the claim of either the Landlord or the Tenant for any earlier breach of covenant by the other

                           8.6.5.2  the insurance money will belong to the
                                    Landlord

         8.7.     APPLICATION BY THE TENANT FOR NEW LEASE FOLLOWING TERMINATION

                  8.7.1.   If following:

                           8.7.1.1 termination of this Lease under clause 8.5 or

                           8.7.1.2 service of a Termination Notice under clause 8.6

                           the Tenant makes an application for a new lease of the Property under the Landlord and Tenant Act 1954 then clause 8.7.2 will apply

                  8.7.2.   Notwithstanding clauses 6.4.6 6.4.7 and 9 the Tenant:

                           8.7.2.1 will so far as possible make good the destruction of or damage to the Property caused by an Insured Risk or an Excluded Risk which gave rise to the termination of this Lease under clause 8.5 or the service of a Termination Notice (as the case may be) and

                           8.7.2.2 will continue paying the Rent the Insurance Rent and the Service Charge from the date of the destruction or damage referred to in clause 8.7.2.1

         8.8.     TENANT'S OBLIGATIONS IN RESPECT OF LANDLORD'S INSURANCES

                  8.8.1. The Tenant will not by act or omission do anything which:

                           8.8.1.1 adversely affects any Landlord's insurance relating to the Centre or

                           8.8.1.2 causes any increase in the insurance premium payable for any such insurance (unless the Tenant has obtained the Landlord's approval and has agreed to pay the additional premium) or

                           8.8.1.3 otherwise prevents the Landlord from renewing any such insurance on terms that would have applied but for the Tenant's act or omission

                  8.8.2. The Tenant will comply with the requirements and proper recommendations of the insurers of the Centre and the fire authority and the proper requirements of the Landlord in respect of the Property relating to:

                           8.8.2.1 explosive and specially flammable articles substances and liquids

                           8.8.2.2 the provision and maintenance of fire fighting equipment and

                           8.8.2.3  fire and safety precautions

                  8.8.3.   The Tenant will repay to the Landlord within fourteen
                           (14) days after a written demand all increased premiums paid and all losses and damages suffered by the Landlord as a result of a breach by the Tenant of this clause 8.8

                  8.8.4. The Tenant will immediately inform the Landlord in writing of any circumstance in respect of the Property which might affect or lead to a claim on any Landlord's insurance relating to the Centre

                  8.8.5. If as a result of the Tenant's act or default any insurance money under the insurance policy arranged by the Landlord or a superior landlord (other than in respect of the loss of rents) is wholly or partially irrecoverable the Tenant will pay to the Landlord within fourteen (14) days after a written demand the irrecoverable amount and on payment clause 8.4 shall apply as though the insurance money had been recoverable

         8.9.     TENANT'S INSURANCE

                  The Tenant will not arrange any insurance of the Property against any Insured Risks but if the Tenant has the benefit of any such insurance the Tenant will hold all money receivable under such insurance in trust for the Landlord

9.       SUSPENSION OF RENT

         9.1.     APPLICATION

                  This clause 9 applies (subject to clause 8.7.2) if the Centre is damaged or destroyed by an Insured Risk or (unless caused by the act or default of the Tenant) an Excluded Risk so that any part of the Property is unfit for use or inaccessible

         9.2.     SUSPENSION

                  The whole or a Fair Proportion of the Rent according to the extent of the damage will be suspended until the earlier of:

                  9.2.1. the date that the whole of the Property (with the necessary services and accesses in the Centre) is again fit for use and

                  9.2.2. the expiration of the period of three (3) years from the date of the damage or if longer the period of the loss of Rent covered by the Landlord's insurance except to the extent that payment of any of the insurance money in respect of the loss of rents is refused because of an act or default of the Tenant

         9.3.     DISPUTES

                  Any dispute about this clause 9 shall be settled by Arbitration but if before an application is made for the appointment of an arbitrator the Landlord so elects by notice in writing served on the Tenant a dispute will instead be determined by an independent surveyor

10.      FORFEITURE

         If any of the following events occur:

         10.1 any rents are unpaid for twenty-one (21) days after becoming due (whether formally demanded or not)

         10.2 there is a breach by the Tenant or the Guarantor (if any) of any covenant or other term of this Lease

         10.3 the Tenant or the Guarantor (if any) enters into an arrangement or composition for the benefit of creditors

         10.4 the Tenant or the Guarantor (if any) being an individual (or if more than one individual then any one of them):

                  10.4.1   becomes bankrupt

                  10.4.2 makes an application to the Court for an interim order under Part VIII of the Insolvency Act 1986 or

                  10.4.3 is served with a statutory demand under the Insolvency Act 1986

         10.5 the Tenant or the Guarantor (if any) being a body corporate (or if more than one of them is a body corporate then any one of them):

                  10.5.1   is wound up

                  10.5.2 is subject to a resolution by the directors or shareholders to present a petition for an administration order

                  10.5.3   has an administration order made in respect of it

                  10.5.4 passes a winding-up resolution or enters into liquidation (other than a winding up or liquidation for the purpose of reconstruction or amalgamation of a solvent body corporate) or

                  10.5.5 has a receiver or an administrative receiver or a receiver and manager appointed

                                          or


         10.6 execution or distress is levied on the Tenant's goods in the Property then the Landlord may by re-entering any part of the Property forfeit this Lease and the Tenancy will immediately end but without prejudice to any other rights and remedies of the Landlord

11.      DECLARATIONS WARRANTIES AND MISCELLANEOUS

         11.1.    REPRESENTATIONS AND EXCLUSION OF USE WARRANTY

                  11.1.1. The Tenant acknowledges that this Lease has not been entered into in reliance on any representation made by or on behalf of the Landlord

                  11.1.2. Nothing in this Lease or in any consent granted by the Landlord implies a warranty by the Landlord that the Property may be used for any specific purpose under the Planning Acts

         11.2.    ACCIDENTS

                  The Landlord is not liable to the Tenant nor to any other person for:

                  11.2.1. any damage sustained to or loss of any goods or property in the Centre or

                  11.2.2. any other damage loss accident happening or injury not caused or contributed to by the negligence of the Landlord or any employee of the Landlord

         11.3.    PAYMENTS RECOVERABLE AS RENT

                  Amounts payable by the Tenant and any guarantor under this Lease not expressly reserved as rent will be recoverable as if they were rent

         11.4.    SERVICE OF NOTICES

                  11.4.1. The provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to the service of all notices under or in connection with this Lease except that
                           Section 196 shall be deemed to be amended by the deletion of the words "and that service ... be delivered" at the end of Section 196(4) and the substitution of the words "... and that service shall be deemed to be made on the third Working Day after the registered letter has been posted; "Working Day" meaning any day from Monday to Friday (inclusive) other than Christmas Day, Good Friday and any statutory bank or public holiday"

                  11.4.2. For the purposes of notices on Adaptive Broadband Corporation these shall be deemed properly served if sent by post or delivered by hand to the address specified for Adaptive Broadband Limited in this Lease or such other address in the United Kingdom as from time to time notify to the Landlord in writing

         11.5.    JURISDICTION OF THE ENGLISH COURTS

                  The parties including any Guarantor submit to the exclusive jurisdiction of the English courts on all matters relating to this Lease

         11.6.    NO PRIOR AGREEMENT

                  It is certified that there is no written agreement for lease to which this Lease gives effect

         11.7.    TENANT'S OPTION TO TERMINATE

                  The Tenant may terminate this Lease on 29th September 2000 on not less than six calendar months' notice in writing or on 29th September 2004 on not less than twelve calendar month's notice in writing so long as the Tenant has substantially observed and performed all the provisions of this Lease and on expiry of such notice:

                  11.7.1. this Lease will come to an end but without prejudice to the rights of either party against the other for any prior breach of covenant

                  11.7.2. the Tenant will give vacant possession of the whole of the Property and

                  11.7.3. the Tenant will cancel any notice caution or land charge registered to protect this Lease and will if the title to this Lease is registered at H.M. Land Registry assist the Landlord in cancelling the title

12.      ARBITRATION OR DETERMINATION BY EXPERT

         12.1.    CONTRARY PROVISION

                  Any contrary provision elsewhere in this Lease will override the provisions of this clause 12

         12.2.    ARBITRATION

                  12.2.1. Where this Lease provides for reference to Arbitration a reference will be made in accordance with the Arbitration Act 1996 to a single arbitrator

                  12.2.2. The arbitrator may be appointed by the Landlord and the Tenant jointly but otherwise the arbitrator will be nominated by the President of the RICS on the application of either the Landlord or the Tenant

                  12.2.3. If an appointed or nominated arbitrator dies or declines to act or it becomes clear that he will be unable to complete his duties a replacement will be appointed or nominated by the same process

         12.3.    DETERMINATION BY AN EXPERT

                  12.3.1. Where this Lease provides for reference to determination by an independent surveyor a reference will be made on the terms of clause 12.4 to the determination of a single independent surveyor

                  12.3.2. The surveyor may be appointed by the Landlord and the Tenant jointly or in the absence of agreement on a joint appointment will be nominated by the President of the RICS on the application of either the Landlord or the Tenant

                  12.3.3. The surveyor will act as an expert (not as an arbitrator) on the terms set out in clause 12.4

         12.4.    EXPERT'S TERMS OF APPOINTMENT

                  12.4.1. The surveyor will give to the Landlord and the Tenant notice in writing of his appointment and in that notice the surveyor will invite the Landlord and the Tenant to submit within a specified time period (not exceeding four (4) weeks) their respective proposals and representations

                  12.4.2.  The surveyor will:

                           12.4.2.1 consider the proposals and representations
                                    submitted to him (but not be limited or
                                    fettered by them)

                           12.4.2.2 be entitled to rely on his own judgment and
                                    opinion

                           12.4.2.3 state any reasons for his decisions and

                           12.4.2.4 within eight (8) weeks after his appointment
                                    or within such extended period as the
                                    Landlord and the Tenant may agree give the Landlord and the Tenant written notice of his decision and his decision shall be final and binding on the Landlord the Tenant and the Guarantor (if any)

                  12.4.3.  If the surveyor:

                           12.4.3.1 does not give notice of his decision within
                                    the time and in the manner referred to in clause 12.4.2

                           12.4.3.2 resigns from his appointment or

                           12.4.3.3 dies

                           or if for any reason it becomes clear that he will be unable to complete his duties the Landlord or the Tenant may appoint or apply for the nomination of a new surveyor in his place and this procedure may be repeated as many times as necessary

                  12.4.4. In the absence of a direction by the surveyor as to how his fees or charges are to be borne the Landlord and the Tenant will bear them equally

                  12.4.5. If the provisions for an independent surveyor to determine the issue fail completely the issue will then be referred to Arbitration

         12.5.    EXPERIENCE OF ARBITRATOR OR EXPERT

                  The arbitrator or independent surveyor will if reasonably practicable be a surveyor experienced in the valuation or letting of premises similar to the Property

         12.6.    NON-PAYMENT OF COSTS OF ARBITRATOR OR EXPERT

                  This clause 12.6 applies if the arbitrator or independent surveyor is ready to make his award but is unwilling to do so due to the failure by one party to pay its share of the costs of the award If one party fails to pay its share of the costs within fourteen (14) days after a written request the other party may pay that share and any amount so paid will be a debt due immediately from the party in default to the other party

13.      RENT REVIEW

         13.1.    DEFINITIONS

                  In this Clause the following definitions apply:

                  "ASSUMPTIONS"           the assumptions (whether or
                                          not they are facts) that on
                                          the Relevant Review Date:



                                          (a)  the Property is fit for
                                               immediate use occupation
                                               and beneficial trading

                                          (b)  the Property may lawfully
                                               be used by any person for
                                               any of the purposes
                                               permitted by this Lease

                                          (c)  no work has been carried
                                               out to the Property by
                                               the Tenant or any
                                               undertenant or their
                                               respective predecessors
                                               in title which has
                                               diminished the rental
                                               value of the Property

                                          (d)  that if the Property has
                                               been wholly or partly
                                               destroyed or damaged it
                                               has been fully rebuilt
                                               and reinstated

                                          (e)  that the Property is in a
                                               good state of repair and
                                               decorative condition

                                          (f)  that the Tenant has
                                               complied with all the
                                               covenants for which it is
                                               liable in this Lease

                  "DETERMINATION DATE"    the date on which the amount
                                          of the reviewed rent is agreed
                                          or is determined by
                                          Arbitration
                                          or by an independent surveyor

                  "DISREGARDED MATTERS"   (a)  any effect on rent of the
                                               fact that the Tenant any
                                               permitted undertenant or
                                               their respective
                                               predecessors in title
                                               have been in occupation
                                               of the Property or any
                                               part of it

                                          (b)  any goodwill attached to
                                               the Property because of
                                               the business then carried
                                               on at the Property by the
                                               Tenant or any permitted
                                               undertenant

                                          (c)  any increase in the
                                               rental value of the
                                               Property attributable to
                                               the existence of any
                                               improvement (shown to be
                                               an improvement by the
                                               Tenant) to the Property
                                               or any part of it but
                                               only if

                                               (i)     the improvement
                                                       was carried out
                                                       with all
                                                       necessary
                                                       consents (where
                                                       required) and

                                               (ii)    the improvement
                                                       was carried out
                                                       by the Tenant or
                                                       any permitted
                                                       undertenant and

                                               (iii)   the improvement
                                                       was not carried
                                                       out in pursuance
                                                       of an obligation
                                                       to the Landlord
                                                       or its
                                                       predecessors in
                                                       title and

                                               (iv)    the improvement
                                                       was carried out
                                                       after the date of
                                                       this Lease

                                          (d)  any rent free period
                                               and/or concessionary rent
                                               and/or after the giving
                                               of any other inducement
                                               (including but not
                                               limited to a capital
                                               payment) given or granted
                                               to reflect only the
                                               length of time it would
                                               take to carry out the
                                               initial fitting out of
                                               the Property

                  "OPEN MARKET RENT"      the clear yearly rent at which
                                          the Property might reasonably
                                          be expected to be let in the
                                          open market:

                                          (i)    by a willing landlord
                                                 to a willing tenant of
                                                 such length or such
                                                 amount or on such terms
                                                 as would be negotiated
                                                 in the open market on
                                                 the letting of the
                                                 Property as a whole

                                          (ii)   with vacant possession
                                                 at the Relevant Review
                                                 Date

                                          (iii)  by a willing landlord
                                                 to a willing tenant

                                          (iv)   without any premium or
                                                 other consideration

                                          (v)    for a term commencing
                                                 on the Relevant Review
                                                 Date equal to whichever
                                                 is the greater of the
                                                 residue of the Tenancy
                                                 which then remains
                                                 unexpired and 10 years

                                          (vi)   otherwise on the terms
                                                 and conditions and
                                                 subject to the
                                                 covenants and
                                                 provisions contained in
                                                 this Lease (other than
                                                 the amount of rent
                                                 payable under this
                                                 Lease but including the
                                                 provisions of this
                                                 clause 13 for the
                                                 review of that rent)

                                          (vii)  making the Assumptions
                                                 but disregarding the
                                                 Disregarded Matters

                  "RENT RESTRICTIONS"     the restrictions imposed by
                                          any statute for the control of
                                          rent in force on a Review Date
                                          or on the date on which any
                                          increased rent is calculated
                                          in accordance with this clause
                                          13 and which impose any limit
                                          whether in time or amount on
                                          the collection of an increase
                                          in the rent or any part of it

                  "REVIEW DATE"           each of the Rent Review Dates
                                          specified as such in the
                                          Particulars and the expression
                                          "Relevant Review Date" will be
                                          interpreted accordingly

         13.2.    UPWARDS ONLY RENT REVIEW

                  The rent first reserved by this Lease will be reviewed at each Review Date in accordance with the provisions of this clause 13 and after and including each Review Date will be equal to whichever is the higher of

                  13.2.1. the rent contractually payable immediately before the Relevant Review Date

                  13.2.2. the Open Market Rent on the Relevant Review Date as agreed or determined under the provisions of this clause 13

         13.3.    AGREEMENT OR DETERMINATION OF THE REVIEWED RENT

                  The Open Market Rent at any Review Date may be agreed in writing by the Landlord or the Tenant at any time but if (for any reason) they have not agreed it by the relevant Review Date either the Landlord or the Tenant may thereafter give notice in writing to the other requiring the Open Market Rent to be decided by Arbitration or if an application is made for the appointment of an arbitrator and the Landlord so elects by notice in writing served on the Tenant to be decided by an independent surveyor

         13.4.    INTERIM PAYMENTS UNTIL THE OPEN MARKET RENT IS DECIDED

                  If the amount of the reviewed rent has not been agreed or decided by Arbitration or by an independent surveyor before the Relevant Review Date the Tenant will pay the Landlord:

                  13.4.1. in respect of the period beginning on the Relevant Review Date and ending on the day before the quarter day that follows the Determination Date rent at the yearly rate payable immediately before the Relevant Review Date

                  13.4.2. on the Determination Date on demand and as arrears of rent the amount by which the reviewed rent exceeds the rent actually paid during the period defined in
                           13.4.1 above (apportioned on a daily basis) together with interest at Base Rate

         13.5.    RENT RESTRICTIONS

                  Whenever Rent Restrictions prevent or prohibit the operation of this clause 13 for the review of the rent or the normal collection or retention by the Landlord of any increase in the rent or any instalment or part of it:

                  13.5.1. the operation of such provisions for review of the rent will be postponed so that they take effect on the first date or dates thereafter upon which such operation may occur

                  13.5.2. the collection of any increase or increases in the rent will be postponed to take effect on the first date or dates thereafter on which such increase or increases may be collected and/or retained in whole or in part and this postponement will happen however many times as necessary to ensure the collection of the whole of the increase

                  13.5.3. until the Rent Restrictions are wholly or partly relaxed the rent first reserved by this Lease will be the maximum sum permitted by the Rent Restrictions at the time

         13.6.    MEMORANDUM OF REVIEWED RENT

                  As soon as the amount of any reviewed rent has been agreed or decided by Arbitration or by an independent surveyor memoranda stating the amount will be prepared by the Landlord or its solicitors and will be signed by or on behalf of both the Landlord and the Tenant and the parties will each bear their own costs in respect of the memoranda

         13.7.    TIME NOT OF THE ESSENCE

                  For the purposes of this clause 13 time is not of the essence

14.      SERVICE CHARGE

         14.1.    DEFINITIONS

                  In this clause the following definitions apply:

                  "EXCESS SERVICE CHARGE"    the excess calculated in
                                             accordance with clause 14.3

                  "EXPENDITURE"              the sum calculated in
                                             accordance with clauses 14.4
                                             and 14.5 which may include:

                                             (a)  reasonable provision for
                                                  future expenditure on
                                                  such of the items in
                                                  clause 14.4 as call for
                                                  intermittent expenditure
                                                  (whether likely to be
                                                  incurred during or after
                                                  the end of the Tenancy)
                                                  and

                                             (b)  a reasonable sum for
                                                  depreciation on the
                                                  capital costs of
                                                  machinery apparatus and
                                                  equipment

                  "SERVICE CHARGE YEAR"      a year ending on the date
                                             specified in the Particulars
                                             or such other period as the
                                             Landlord may from time to time
                                             decide and notify in writing
                                             to the Tenant

                  "TENANT'S PROPORTION"      the Fair Proportion
                                             attributable to the Property
                                             which may be determined by
                                             applying different proportions
                                             to different items of
                                             Expenditure which different
                                             proportions may depend on
                                             among other things the floor
                                             area rateable value location
                                             and use of the Property
                                             compared with other premises
                                             benefiting from the item of
                                             Expenditure in question


         14.2.    BASIC SERVICE CHARGE

                  The Basic Service Charge is payable yearly by equal quarterly payments in advance on the usual quarter days and will initially be the amount stated in the Particulars but it may be changed from time to time to an amount which the Landlord's Surveyor reasonably decides and on any increase in the Basic Service Charge the new amount will be due and payable on (but not before) the date fourteen (14) days after the Landlord has given notice in writing of the new amount to the Tenant

         14.3.    ADJUSTMENT

                  14.3.1. As soon as practicable after the end of each Service Charge Year the Landlord will deliver to the Tenant a statement showing in reasonable detail the Expenditure and the Tenant's Proportion of the Expenditure for that Service Charge Year

                  14.3.2. In the first statement the Tenant's Proportion of the Expenditure shall be calculated and payable by the Tenant for the period from and including the Service Charge Commencement Date until the end of that Service Charge Year

                  14.3.3. If the Tenant's Proportion of the Expenditure shown by a statement is more than the Basic Service Charge paid in respect of the Service Charge Year the Tenant must within fourteen (14) days after written demand pay to the Landlord the excess

                  14.3.4. If less the Landlord will reduce the next payment of Basic Service Charge or Rent by (or if the tenancy has ended will pay to the Tenant within fourteen (14)
                           days) the difference

                  14.3.5. The provisions of this clause 14 will continue to apply even though the Tenancy has ended but only in respect of the period to the end of the Tenancy

                  14.3.6. For the purpose of calculating the Tenant's Proportion of the Expenditure in respect of an incomplete Service Charge Year:

                           14.3.6.1 it will not be relevant to ascertain the
                                    precise date in that Service Charge Year on which each individual item of Expenditure was incurred

                           14.3.6.2 the Service Charge will be deemed to have
                                    accrued at a uniform daily rate over the whole of the relevant Service Charge Year and

                           14.3.6.3 the Service Charge will be apportioned in
                                    respect of time only and will be considered as accruing from day to day unless in the reasonable opinion of the Landlord's Surveyor it is unfair that any item should be apportioned on that basis in which case the item will be apportioned on the basis reasonably decided by the Landlord's Surveyor

         14.4.    EXPENDITURE

                  14.4.1. The Expenditure comprises the total cost reasonably and properly incurred by the Landlord (including contributions which the Landlord is liable to make to expenditure incurred by others) in respect of the Centre on the following items (or such of them as are applicable from time to time):

                           14.4.1.1 in performing its obligations under clauses
                                    7.2 and 7.3 including providing outside the Standard Hours any of the services referred to in clause 7.2

                           14.4.1.2 in providing other services in the interest
                                    of good estate management for the proper enjoyment of the Centre by the occupiers

                  14.4.2. In particular the Expenditure will include (but shall not be limited to) the cost reasonably and properly incurred or where relevant deemed incurred by the Landlord on the following items or such of them as are applicable from time to time including a reasonable fee for the Landlord where the Landlord's employees carry out the work:

                           14.4.2.1 insurances including:

                                    (a)      insurance of the Landlord and any
                                             superior landlord against third
                                             party employers' and public
                                             liability risks in respect of the
                                             Centre

                                    (b)      engineering insurances for lifts
                                             boilers and electrical or
                                             mechanical equipment and apparatus
                                             in the Retained Parts

                                    (c)      any further insurances that the
                                             Landlord may reasonably arrange in
                                             respect of the Centre

                                    (d)      valuations of the whole or any part
                                             of the Centre for insurance
                                             purposes (to the extent that the
                                             cost is not included in the
                                             Insurance Rent) and

                                    (e)      the insurances described in clause
                                             8.1 (to the extent that such cost
                                             has not been demanded as the
                                             Insurance Rent)

                                    (f)      the initial uninsured loss arising
                                             on any claim under any insurance
                                             policy relating to the Centre

                           14.4.2.2 services including:

                                    (a)      supplying hot and cold water

                                    (b)      providing a lift service

                                    (c)      lighting heating cooling and
                                             ventilating the Retained Parts

                                    (d)      controlling and monitoring the
                                             vehicular traffic using the roads
                                             access ramps and parking areas
                                             serving the Centre and

                                    (e)      providing any additional service
                                             under clause 7.2.3

                           14.4.2.3 repair and maintenance including:

                                    (a)      repairing maintaining renewing (as
                                             reasonably necessary) decorating
                                             cleaning and altering the Retained
                                             Parts any other structural parts of
                                             the Centre anything used for the
                                             Centre in common with other
                                             premises and any accesses to the
                                             Centre and

                                    (b)      providing repairing maintaining
                                             renewing and cleaning tools and
                                             equipment required in connection
                                             with the repair and maintenance of
                                             the Centre

                           14.4.2.4 facilities in the Retained Parts including:

                                    (a)      providing repairing maintaining
                                             renewing decorating cleaning and
                                             altering any furniture furnishings
                                             carpets and other floor coverings
                                             fixtures features and Signs and

                                    (b)      providing maintaining and renewing
                                             plants shrubs trees grassed areas
                                             and grown or cut flowers

                           14.4.2.5 refuse services including:

                                    (a)      providing repairing maintaining
                                             renewing and cleaning dustbins
                                             paladins and other refuse
                                             containers refuse compactors and
                                             other plant and equipment for the
                                             collection treatment packaging and
                                             disposal of refuse and

                                    (b)      collecting storing and disposing of
                                             refuse

                           14.4.2.6 providing repairing maintaining renewing
                                    cleaning and altering the following in the Retained Parts:

                                    (a)      lighting heating cooling
                                             ventilation and other equipment and
                                             systems

                                    (b)      other electrical equipment and
                                             systems

                                    (c)      surveillance equipment alarms
                                             closed-circuit television entry
                                             systems and security and emergency
                                             apparatus and systems

                                    (d)      satellite dishes and associated
                                             cabling

                                    (e)      telecommunications equipment and
                                             systems and

                                    (f)      fire alarms and ancillary apparatus
                                             fire prevention and fire fighting
                                             equipment and apparatus

                           14.4.2.7 staff including:

                                    (a)      providing and equipping such staff
                                             for the servicing management and
                                             security of the Centre as the
                                             Landlord reasonably considers
                                             necessary and

                                    (b)      insurance health pension welfare
                                             severance and other payments
                                             contributions and premiums and
                                             other benefits in kind and the
                                             costs of accommodation (including
                                             notional rent reasonably assessed
                                             by the Landlord's Surveyor)
                                             provided for such staff

                           14.4.2.8 statutory obligations including:

                                    (a)      all rates taxes assessments
                                             impositions and outgoings (but not
                                             rents) payable by the Landlord in
                                             respect of the Centre as a whole
                                             the Property together with other
                                             premises in the Centre or the whole
                                             or any part of the Retained Parts
                                             but not the taxes excepted under
                                             clause 6.2.1

                                    (b)      compliance by the Landlord with any
                                             notice regulation or order of any
                                             competent authority any requirement
                                             under any present or future Act of
                                             Parliament order byelaw or
                                             regulation and the proper
                                             requirements of the fire officer in
                                             respect of the whole Centre or a
                                             part of the Centre which includes
                                             the Property or the Retained Parts

                                    (c)      carrying out any works which are
                                             required to obtain a fire
                                             certificate for the whole or any
                                             part of the Centre

                           14.4.2.9 miscellaneous matters:

                                    (a)      making representations against or
                                             otherwise contesting the provisions
                                             of any legislation order regulation
                                             notice or statutory requirement
                                             relating to or affecting the whole
                                             or any part of the Centre

                                    (b)      the fees and expenses payable to
                                             surveyors and other consultants and
                                             advisers in connection with the
                                             management of the Centre health
                                             security safety and the provision
                                             of services and

                                    (c)      the preparation and audit of any
                                             Service Charge account including
                                             any statement of the Expenditure or
                                             of the Tenant's Proportion

                                    (d)      cleaning and keeping clear the
                                             outside of all windows in the
                                             Centre and the inside of windows in
                                             the Common Parts

                  14.4.3.  The Expenditure will not include:

                           14.4.3.1 any fees and expenses attributable to:

                                    (a)      demanding and collecting rents (and
                                             rents in this context shall not
                                             mean service charge or insurance
                                             rents) from the tenants and other
                                             occupiers of the Centre and

                                    (b)      the grant of leases of other parts
                                             of the Centre

                  but this will not prevent the Landlord recovering from the Tenant any costs in connection with the recovery of arrear of rents and other sums due under this Lease outside the provisions of this clause 14 and

                           14.4.3.2 the cost of repairing or making good any
                                    damage caused by an Insured Risk under the provisions of clause 8.4 (except that the uninsured excess may be included)

         14.5.    DEDUCTIONS IN ARRIVING AT EXPENDITURE

                  In calculating the Expenditure the Landlord will deduct all contributions which it receives from any person (other than a tenant or occupier of the Centre) who makes use of any of the facilities of the Centre or benefits from the services

         14.6.    LANDLORD'S CONTRIBUTION TO EXPENDITURE

                  For the avoidance of doubt the Landlord will bear the proportion of the Expenditure which is fairly attributable (according to the degree of benefit received by each part of the Centre actually benefiting from the relevant service) to the remaining parts of the Centre which are intended for letting (whether or not let)

         14.7.    CERTIFICATE

                  14.7.1. Each annual statement of Expenditure (including the Tenant's Proportion) may (at the Landlord's option) be certified by the Landlord's Surveyor

                  14.7.2. Except for manifest error a copy of the certified statement will be conclusive and final and binding on the parties including any Guarantor in respect of the matters covered by the statement other than on questions of law

                  14.7.3. The Landlord will on request allow the Tenant to inspect at reasonable times in the two (2) months after delivery of a statement the vouchers and receipts for the items included in it

         14.8.    NO IMPLIED OBLIGATION

                  The inclusion of an item in the list contained in clause 14.4 does not imply an obligation by the Landlord to provide the service

15.      GUARANTOR'S COVENANT

                  15.1.1. In consideration of the Landlord granting this Lease to the Original Tenant the Guarantor covenants and guarantees with and to the Landlord as a primary obligation that:

                           15.1.1.1 The Tenant will punctually pay the rents and
                                    perform and observe the covenants and other terms of the Lease

                           15.1.1.2 If the Tenant does not pay all or part of
                                    the rents or does not perform and observe any or all of the covenants or other terms of the Lease the Guarantor will pay the rents and perform and observe the covenants or terms in respect of which the Tenant is in default and the Guarantor will make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of such non-payment non-performance or non-observance

                  15.1.2. The Guarantor's liability will not be reduced or ended because:

                           15.1.2.1 of any time or indulgence granted by the
                                    Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease

                           15.1.2.2 the terms of the Lease have been varied by
                                    agreement between the parties (but this is subject to the provisions of Section 18 of the 1995 Act)

                           15.1.2.3 the Tenant has surrendered part of the
                                    Property in which case the liability of the Guarantor will continue in respect of the part of the Property which has not been surrendered after making any necessary apportionments under Section 140 of the Law of Property Act 1925

                           15.1.2.4 of any other act or thing by which the
                                    Guarantor would have been released if it were not for this provision

                  15.1.3. The Guarantor further covenants with the Landlord that if the Lease is disclaimed before any lawful assignment of it by the Tenant:

                           15.1.3.1 the Landlord may within six months after
                                    that disclaimer require the Guarantor to accept a new lease of the Property for a term equivalent to the residue which if there had been no disclaimer would have remained of the Tenancy at the same rent and subject to the same covenants and conditions as were payable under and applicable to the Tenancy immediately before the date of the disclaimer

                           15.1.3.2 such new lease and the rights and
                                    liabilities under it will take effect from the date of the disclaimer

                           15.1.3.3 the Guarantor will pay the Landlord's costs
                                    incurred in connection with the new lease and the Guarantor will accept the new lease accordingly and will execute and deliver to the Landlord a counterpart of it

                  15.1.4. If the Lease is disclaimed and for any reason the Landlord does not require the Guarantor to accept a new lease of the Property under clause 15.3 the Guarantor will pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Property (less any expenditure incurred by the Landlord in connection with the Property) and the rents which would have been payable under the Lease had such disclaimer not occurred in both cases for the period beginning on the date of such disclaimer and ending on whichever is the earlier of:

                           15.1.4.1 the date six months after the disclaimer

                           15.1.4.2 the end or sooner determination of the
                                    Tenancy

                  15.1.5. The Guarantor further covenants and guarantees the obligations of the Tenant under any authorised guarantee agreement entered into by the Tenant under the terms of this Lease



EXECUTED BY THE PARTIES AS A DEED and delivered on but not before the date inserted as the date of this Lease

                                 FIRST SCHEDULE
                     FORM OF AUTHORISED GUARANTEE AGREEMENT

1. In consideration of the Landlord agreeing to the assignment of the Lease the Tenant covenants and guarantees with and to the Landlord as a primary obligation that with effect from the date of the assignment:

     1.1. The Assignee will punctually pay the rents and perform and observe the covenants and other terms of the Lease

     1.2. If the Assignee does not pay all or part of the rents or does not perform and observe any or all of the covenants or other terms of the Lease the Tenant will pay the rents and perform and observe the covenants or terms in respect of which the Assignee is in default and the Tenant will make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of such non-payment non-performance or non-observance

2. The Tenant's liability under this Agreement will not end or be reduced because:

     2.1. of any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease

     2.2. the terms of the Lease have been varied by agreement between the parties (but this is subject to the provisions of Section 18 of the Landlord and Tenant (Covenants) Act 1995)

     2.3. the Assignee has surrendered part of the Property in which case the liability of the Tenant under this agreement will continue in respect of the part of the Property which has not been surrendered after making any necessary apportionments under Section 140 of the Law of Property Act 1925

     2.4. of any other act or thing by which the Tenant would have been released if it were not for this provision

3. The Tenant further covenants with the Landlord that if the Lease is disclaimed before any lawful assignment of it by the Assignee:

     3.1. the Landlord may within six months after that disclaimer require the Tenant to accept a new lease of the Property for a term equivalent to the residue which if there had been no disclaimer would have remained of the Tenancy at the same rent and subject to the same covenants and conditions as are payable under and applicable to the Tenancy immediately before the date of the disclaimer

     3.2. such new lease and the rights and liabilities under it will take effect from the date of the disclaimer

     3.3. 3. the new lease and the Tenant will accept the new lease accordingly and will execute and deliver to the Landlord a counterpart of it

4. If the Lease is disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Property under paragraph 3 the Tenant will pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Property (less any expenditure incurred by the Landlord in connection with the Property) and the rents which would have been payable under the Lease had such disclaimer not occurred in both cases for the period beginning on the date of such disclaimer and ending on whichever is the earlier of:

     4.1.    the date six months after such disclaimer

     4.2.    the end or sooner determination of the Tenancy

5. Nothing in this agreement requires the Tenant to guarantee in any way the liability for the covenants and other terms of the Lease of any person other than the Assignee

6. Nothing in this agreement will make the Tenant subject to any liability restriction or other requirement (of any kind) in relation to any time after the Assignee is by law released from the covenants and other terms of the Lease

7. Words and expressions used in this agreement shall have the same meaning as in the Lease

                                 SECOND SCHEDULE
                           FORM OF GUARANTEE COVENANT

1. In consideration of the Landlord agreeing to the assignment of the Lease the Guarantor covenants and guarantees with and to the Landlord as a primary obligation that with effect from the date of the assignment:

     1.1. The Tenant will punctually pay the rents and perform and observe the covenants and other terms of the Lease

     1.2. If the Tenant does not pay all or part of the rents or does not perform and observe any or all of the covenants or other terms of the Lease the Guarantor will pay the rents and perform and observe the covenants or terms in respect of which the Tenant is in default and the Guarantor will make good to the Landlord on demand and indemnify the Landlord against all losses damages costs and expenses arising or incurred by the Landlord as a result of such non-payment non-performance or non-observance

2. The Guarantor's liability under this Agreement will not be reduced or ended because:

     2.1. of any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease

     2.2. the terms of the Lease have been varied by agreement between the parties (but this is subject to the provisions of Section 18 of the Landlord and Tenant (Covenants) Act 1995)

     2.3. the Tenant has surrendered part of the Property in which case the liability of the Guarantor under this agreement will continue in respect of the part of the Property which has not been surrendered after making any necessary apportionments under Section 140 of the Law of Property Act 1925

     2.4. of any other act or thing by which the Guarantor would have been released if it were not for this provision

3. The Guarantor further covenants with the Landlord that if the Lease is disclaimed before any lawful assignment of it by the Tenant:

     3.1. the Landlord may within six months after that disclaimer require the Guarantor to accept a new lease of the Property for a term equivalent to the residue which if there had been no disclaimer would have remained of the Tenancy at the same rent and subject to the same covenants and conditions as were payable under and applicable to the Tenancy immediately before the date of the disclaimer

     3.2. such new lease and the rights and liabilities under it will take effect from the date of the disclaimer

     3.3. the Guarantor will pay the Landlord's costs incurred in connection with the new lease and the Guarantor will accept the new lease accordingly and will execute and deliver to the Landlord a counterpart of it

4. If the Lease is disclaimed and for any reason the Landlord does not require the Guarantor to accept a new lease of the Property under paragraph 3 the Guarantor will pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Property (less any expenditure incurred by the Landlord in connection with the Property) and the rents which would have been payable under the Lease had such disclaimer not occurred in both cases for the period beginning on the date of the disclaimer and ending on whichever is the earlier of:

     4.1.    the date six months after the disclaimer

     4.2.    the end or sooner determination of the Tenancy

5. The Guarantor further covenants and guarantees the obligations of the Tenant under any authorised guarantee agreement entered into by the Tenant under the terms of the Lease

6. For the purpose of these guarantee provisions references to the Tenant are to the Tenant in relation to whom the Guarantor's guarantee is given but not to any lawful assignee of such Tenant

7. Words and expressions used in this Agreement have the same meaning as in the Lease

THE COMMON SEAL of MILTON             )
PARK INVESTMENTS LIMITED              )
was affixed in the presence of:-      )



                                       Director /s/ Mark Cherry



                                       Secretary /s/ Alan Harris

Executed as a deed & delivered by     )
ADAPTIVE BROADBAND LIMITED            )
by its authorized officers            )



/s/ Donna S. Birks                    Director



/s/ John Porter                       Director



THE COMMON SEAL of                    )
ADAPTIVE BROADBAND                    )
CORPORATION was affixed in the        )
presence of:-                         )



/s/ Donna S. Birks                    EVP/CFO



/s/ Kenneth J. Wees                   Secretary